Exhibit 10.25

                               SECURITY AGREEMENT
                               ------------------

         THIS SECURITY AGREEMENT (this "Agreement"), dated as of July 27, 2007, is made among FREEHAND SYSTEMS INTERNATIONAL, INC., a Delaware corporation (the "Company"), FREEHAND SYSTEMS, INC., a Nevada corporation and a wholly owned subsidiary of the Company ("FSI", each of the Company and FSI is a "Debtor" and, together, "Debtors") and VISION Opportunity Master Fund, Ltd, a Cayman Islands limited company (the "Secured Party").

                               W I T N E S E T H:

         WHEREAS, on the Closing Date, the Secured Party, will purchase from the Company certain senior secured notes in an aggregate principal amount of $1,500,000 (the "Notes");

         WHEREAS, the Notes are being acquired by the Secured Party and the Secured Party has made certain financial accommodations to the Company pursuant to a Securities Purchase Agreement of even date herewith between the Company and Secured Parties (the "Purchase Agreement");

         WHEREAS, FSI, a wholly-owned subsidiary of the Company and, as such, will derive substantial benefit and advantage from the financial accommodations to the Company set forth in the Purchase Agreement and the Notes, and it will be to FSI's direct interest and economic benefit to assist the Company in procuring said financial accommodations from Buyer;

         WHEREAS, FSI is entering a Guaranty Agreement of even date herewith for the benefit of the Secured Party, pursuant to which FSI will unconditionally guarantee the Company's obligations under the Notes; and

         WHEREAS, to induce the Secured Party to enter into the Purchase Agreement and purchase the Notes, each Debtor has agreed to pledge and grant a security interest in all of its right, title and interest in and to the Collateral (as hereinafter defined) as security for its Liabilities for the benefit of the Secured Party and its respective successors and assigns.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1         Definitions; Interpretation.
                           ---------------------------

         (a) All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Note.

         (b) As used in this Agreement, the following terms shall have the following meanings:

         "Collateral" has the meaning set forth in Section 2.

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         "Documents" means this Agreement, the Purchase Agreement, the Notes and all other certificates, documents, agreements and instruments delivered to Secured Party under the Note or in connection with the Obligations.

         "Event of Default" has the meaning set forth in Section 8.

         "Lien" means any mortgage, deed of trust, pledge, security interest, assignment, deposit arrangement, charge or encumbrance, lien, or other type of preferential arrangement.

         "Obligations" means the indebtedness, liabilities and other obligations of the Debtors to Secured Party created under, arising out of or in connection with the Notes or any of the other Documents, including, without limitation, all unpaid principal of the Notes, all interest accrued thereon, all fees and all other amounts payable by Debtors to Secured Party thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and including interest that accrues after the commencement by or against Debtors of any bankruptcy or insolvency proceeding naming such Person as the debtor in such proceeding.

         "Person" means an individual, corporation, partnership, joint venture, trust, unincorporated organization, governmental agency or authority, or any other entity of whatever nature.

         "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of California.

         (a) Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

         (b) In this Agreement, (i) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined; and (ii) the captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

         SECTION 2         Security Interest.
                           -----------------

         (a) As security for the payment and performance of the Obligations, each of the Debtors hereby grants to Secured Party a security interest in all of such Debtor's right, title and interest in, to and under any and all of the assets of such Debtor, other than the inventory (collectively, the "Collateral"). The Collateral shall include, without limitation, all products, proceeds and supporting obligations thereof, including all accounts, chattel paper, deposit accounts, documents, equipment (including all fixtures), general intangibles, instruments, investment property, letter-of-credit rights, money constituting such assets and products, proceeds and supporting obligations thereof; provided that the Collateral shall not include (i) any agreements, contracts, rights or instruments if the imposition or grant of any liens on or with respect to such agreements, contracts, rights or instruments will result in breach by such Debtor or termination of such agreements, contracts, rights or instrument; or (ii) any other assets that lien or first priority security interest has been or will be granted pursuant to the financing arrangements with Hal Leonard or another lender acceptable to the Secured Party and their respective successor and assigns.

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         (b)      Anything herein to the contrary notwithstanding, (i) Debtors shall remain liable under any contracts, agreements and other documents included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by Secured Party of any of the rights hereunder shall not release Debtors from any of their respective duties or obligations under such contracts, agreements and other documents included in the Collateral, and (iii) Secured Party shall not have any obligation or liability under any contracts, agreements and other documents included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Debtors thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Collateral hereunder.

         (c) This Agreement shall create a continuing security interest in the Collateral which shall remain in effect until terminated in accordance with
Section 19 hereof.

         SECTION 3 Financing Statements, Etc. Debtors shall execute and deliver to Secured Party concurrently with the execution of this Agreement, and each Debtor hereby authorizes Secured Party to file (with or without Debtors signature), at any time and from time to time thereafter, all financing statements, assignments, continuation financing statements, termination statements, account control agreements, and other documents and instruments, in form reasonably satisfactory to Secured Party, and take all other action, as Secured Party may reasonably request, to perfect and continue perfected, maintain the priority of or provide notice of the security interest of Secured Party in the Collateral and to accomplish the purposes of this Agreement. Without limiting the generality of the foregoing, each Debtor ratifies and authorizes the filing by Secured Party of any financing statements filed prior to the date hereof. Each Debtor will cooperate with Secured Party in obtaining control (as defined in the UCC) of Collateral consisting of deposit accounts, investment property, letter of credit rights and electronic chattel paper. Each Debtor will join with Secured Party in notifying any third party who has possession of any Collateral of Secured Party's security interest therein and obtaining an acknowledgment from the third party that it is holding the Collateral for the benefit of Secured Party. Each Debtor will not create any chattel paper without placing a legend on the chattel paper acceptable to Secured Party indicating that Secured Party has a security interest in the chattel paper.

         SECTION 4 Representations and Warranties. Each Debtor represents and warrants to Secured Party, where applicable, that:

         (a) The Company is duly organized, validly existing and in good standing under the law of the jurisdiction of its organization and has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the Notes. FSI is duly organized, validly existing and in good standing under the law of the jurisdiction of its organization and has all requisite power and authority to execute, deliver and perform its obligations under this Agreement.

         (b) The execution, delivery and performance by the Company of this Agreement and the Notes have been duly authorized by all necessary action of the Company, and each of this Agreement and the Notes constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The execution, delivery and performance by FSI of this Agreement have been duly authorized by all necessary action of FSI, and

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this Agreement constitutes the legal, valid and binding obligation of FSI, enforceable against FSI in accordance with its terms.

         (c) No authorization, consent, approval, license, exemption of, or filing or registration with, any governmental authority or agency, or approval or consent of any other Person, is required for the due execution, delivery or performance by the Company of this Agreement or the Note or by FSI of this Agreement, except for any filings necessary to perfect any Liens on any Collateral.

         (d) Schedule 2 sets forth such Debtor's (i) address of the chief executive office and principal place of business (as of the date of this Agreement), (ii) jurisdiction of organization, (iii) exact legal name, and (iv) all other locations where such Debtor conducts business or Collateral is kept (as of the date of this Agreement).

         (e) Such Debtor has rights in, or the power to transfer the Collateral in which it purports to grant a security interest in the ordinary course of business, and such Debtor is the sole and complete owner of the Collateral in which it purports to grant a security interest, free from any Lien other than Liens in favor of Secured Party.

         (f) Such Debtor is not and will not become a lessee under any real property lease or other agreement governing the location of Collateral in which it purports to grant a security interest at the premises of another Person pursuant to which the lessor or such other Person may obtain any rights in any of the Collateral, and no such lease or other such agreement now prohibits, restrains, impairs or will prohibit, restrain or impair such Debtor's right to remove any Collateral in which it purports to grant a security interest from the premises at which such Collateral is situated, except for the usual and customary restrictions contained in such leases of real property.

         SECTION 5 Covenants. So long as any of the Obligations remain unsatisfied, each Debtor agrees that:

         (a) Such Debtor shall appear in and defend any action, suit or proceeding which may affect to a material extent its title to, or right or interest in, or Secured Party's right or interest in, the Collateral in which it purports to grant a security interest, and shall do and perform all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Collateral.

         (b) Such Debtor shall comply in all material respects with all laws, regulations and ordinances, and all policies of insurance, relating in a material way to the possession, operation, maintenance and control of the Collateral in which it purports to grant a security interest.

         (c) Such Debtor shall give prompt written notice to Secured Party (and in any event not later than 30 days following any change described below in this subsection) of: (i) any change in the location of such Debtor's chief executive office or principal place of business; (ii) any change in the locations set forth in Schedule 2; (iii) any change in its name; (iv) any changes in its identity or structure in any manner which might make any financing statement filed hereunder incorrect or misleading; (v) any change in its registration as an organization (or any new such registration); or (vi) any change in its jurisdiction of organization; provided that such Debtor shall not locate any Collateral in which it purports to grant a security interest outside

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of the United States nor shall such Debtor change its jurisdiction of organization to a jurisdiction outside of the United States.

         (d) Such Debtor shall carry and maintain in full force and effect, at its own expense and with financially sound and reputable insurance companies, insurance with respect to the Collateral in which it purports to grant a security interest in such amounts, with such deductibles and covering such risks as is customarily carried by companies engaged in the same or similar businesses and owning similar properties in the localities where such Debtor operates.

         (e) Such Debtor shall keep separate, accurate and complete books and records with respect to the Collateral in which it purports to grant a security interest, disclosing Secured Party's security interest hereunder.

         (f) Such Debtor shall not surrender or lose possession of (other than to Secured Party), sell, lease, rent, or otherwise dispose of or transfer any of the Collateral in which it purports to grant a security interest or any right or interest therein, except in the ordinary course of business or unless such Collateral is replaced by comparable Collateral of similar value.

         (g) Such Debtor shall keep the Collateral in which it purports to grant a security interest free of all Liens except Liens in favor of Secured Party.

         (h) Such Debtor shall pay and discharge all taxes, fees, assessments and governmental charges or levies imposed upon it with respect to the Collateral in which it purports to grant a security interest prior to the date on which penalties attach thereto, except to the extent such taxes, fees, assessments or governmental charges or levies are being contested in good faith by appropriate proceedings.

         (i) Such Debtor shall maintain and preserve its legal existence, its rights to transact business and all other rights, franchises and privileges necessary or desirable in the normal course of its business and operations and the ownership of the Collateral in which it purports to grant a security interest.

         (j) Upon the request of Secured Party and to the extent any of the same constitute Collateral in which it purports to grant a security interest, Such Debtor shall (i) immediately deliver to Secured Party, or an agent designated by it, appropriately endorsed or accompanied by appropriate instruments of transfer or assignment, all documents and instruments, all certificated securities with respect to any investment property, all letters of credit and all accounts and other rights to payment at any time evidenced by promissory notes, trade acceptances or other instruments, (ii) cause any securities intermediaries to show on their books that Secured Party is the entitlement holder with respect to any investment property, and/or obtain account control agreements in favor of Secured Party from such securities intermediaries, in form and substance satisfactory to Secured Party, with respect to any investment property, as requested by Secured Party, and (iii) provide such notice, obtain such acknowledgments and take all such other action, with respect to any chattel paper, documents and letter-of credit rights, as Secured Party shall reasonably specify.

         (k) Such Debtor shall at any reasonable time and from time to time permit Secured Party or any of its agents or representatives to visit the premises of such Debtor and inspect the Collateral in which it purports to grant a security interest and to examine and make copies of and abstracts from the records and books of account of such Debtor.

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         (l)      To the extent such accounts and rights to payment constitute
Collateral in which it purports to grant a security interest, such Debtor shall:
(i) with such frequency as Secured Party may require, furnish to Secured Party such lists of customers and other information relating to the accounts and other rights to payment as Secured Party shall reasonably request; (ii) give only normal discounts, allowances and credits as to accounts and other rights to payment, in the ordinary course of business, according to normal trade practices utilized by such Debtor, and enforce all accounts and other rights to payment strictly in accordance with their terms, except that such Debtor may grant any extension of the time for payment or enter into any agreement to make a rebate or otherwise to reduce the amount owing on or with respect to, or compromise or settle for less than the full amount thereof, any account or other right to payment, in the ordinary course of business, according to normal and prudent trade practices utilized by such Debtor; and (iii) upon the request of Secured Party (A) at any time, notify all or any designated portion of the account debtors and other obligors on the accounts and other rights to payment of the security interest hereunder, and (B) upon the occurrence and during the continuance of an Event of Default, notify the account debtors and other obligors on the accounts and other rights to payment or any designated portion thereof that payment shall be made directly to Secured Party or to such other Person or location as Secured Party shall specify.

         (m) Such Debtor shall (i) notify Secured Party of any material claim made or asserted against the Collateral in which it purports to grant a security interest by any Person and of any change in the composition of the Collateral or other event which could materially adversely affect the value of the Collateral or Secured Party's Lien thereon; (ii) furnish to Secured Party such statements and schedules further identifying and describing the Collateral and such other reports and other information in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail; and (iii) upon reasonable request of Secured Party make such demands and requests for information and reports as Debtor is entitled to make in respect of the Collateral.

         (n) Such Debtor shall not enter into any agreement (including any license or royalty agreement) pertaining to any of its patents, copyrights, trademarks, service marks and trade names, to the extent the same constitute Collateral in which it purports to grant a security interest, except for non-exclusive licenses in the ordinary course of business.

         (o) At Secured Party's request, such Debtor will obtain from each Person from whom Debtor leases any premises at which any Collateral in which it purports to grant a security interest is at any time present such collateral access, subordination, waiver, consent and estoppel agreements as Secured Party may require, in form and substance satisfactory to Secured Party.

         SECTION 6 Collection of Accounts. Until Secured Party exercises its rights hereunder to collect the accounts and other rights to payment, each Debtor shall endeavor in the first instance diligently to collect all amounts due or to become due on or with respect to the accounts and other rights to payment to the extent the same constitute Collateral in which it purports to grant a security interest. At the request of Secured Party, upon the occurrence and during the continuance of any Event of Default, all remittances received by each Debtor with respect to Collateral in which it purports to grant a security interest shall be held in trust for Secured Party and, in accordance with Secured Party's instructions, remitted to Secured Party or deposited to an account of Secured Party in the form received (with any necessary endorsements or instruments of assignment or transfer).

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         SECTION 7         Authorization; Secured Party Appointed
Attorney-in-Fact.

         Secured Party shall have the right to, in the name of Debtors, or in the name of Secured Party or otherwise, upon notice to but without the requirement of assent by Debtors, and each Debtor hereby constitutes and appoints Secured Party (and any of Secured Party's officers, employees or agents designated by Secured Party) as such Debtor's true and lawful attorney-in-fact, with full power and authority to: (i) sign and file any of the financing statements and other documents and instruments which must be executed or filed to perfect or continue perfected, maintain the priority of or provide notice of Secured Party's security interest in the Collateral in which such Debtor purports to grant a security interest; (ii) assert, adjust, sue for, compromise or release any claims under any policies of insurance; and (iii) execute any and all such other documents and instruments, and do any and all acts and things for and on behalf of such Debtor, which Secured Party may deem reasonably necessary or advisable to maintain, protect, realize upon and preserve the Collateral and Secured Party's security interest therein and to accomplish the purposes of this Agreement. Secured Party agrees that, except upon and during the continuance of an Event of Default, it shall not exercise the power of attorney, or any rights granted to Secured Party, pursuant to clauses (ii) and (iii). The foregoing power of attorney is coupled with an interest and irrevocable so long as the Obligations have not been paid and performed in full. Each Debtor hereby ratifies, to the extent permitted by law, all that Secured Party shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this Section 7.

         SECTION 8 Events of Default. Any of the following events which shall occur and be continuing shall constitute an "Event of Default":

         (a) The Company shall fail to pay when due any amount of principal of or interest on the Note or other amount payable hereunder or under the Note or any other Document or in respect of the Obligations.

         (b) Any representation or warranty by a Debtor, where applicable, under or in connection with the Purchase Agreement, this Agreement, the Note or any other Document shall prove to have been incorrect when made or deemed made.

         (c) A Debtor, where applicable, shall fail to perform or observe any other term, covenant or agreement contained in this Agreement, the Note or any other Document on its part to be performed or observed; or any "Event of Default" as defined in the Note shall have occurred.

         (d) A Debtor shall admit in writing its inability to, or shall fail generally or be generally unable to, pay its debts (including its payrolls) as such debts become due, or shall make a general assignment for the benefit of creditors; or a Debtor shall file a voluntary petition in bankruptcy or a petition or answer seeking reorganization, to effect a plan or other arrangement with creditors or any other relief under the Bankruptcy Reform Act of 1978, as amended or recodified from time to time (the "Bankruptcy Code") or under any other state or federal law relating to bankruptcy or reorganization granting relief to debtors, whether now or hereafter in effect, or shall file an answer admitting the jurisdiction of the court and the material allegations of any involuntary petition filed against such Debtor pursuant to the Bankruptcy Code or any such other state or federal law; or a Debtor shall be adjudicated a bankrupt, or shall make an assignment for the benefit of creditors, or shall apply for or consent to the appointment of any custodian, receiver or trustee

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for all or any substantial part of such Debtor's property, or shall take any action to authorize any of the actions set forth above in this paragraph; or an involuntary petition seeking any of the relief specified in this paragraph shall be filed against a Debtor and not be dismissed within sixty (60) days; or any order for relief shall be entered against a Debtor in any involuntary proceeding under the Bankruptcy Code or any such other state or federal law referred to in this subsection (d).

         (e) A Debtor shall (i) liquidate, wind up or dissolve (or suffer any liquidation, wind-up or dissolution), (ii) suspend its operations, or (iii) take any action to authorize any of the actions or events set forth above in this subsection (e).

         (f) Any material impairment in the value of the Collateral or the priority of Secured Party's Lien hereunder.

         (g) Any levy upon, seizure or attachment of any of the Collateral which shall not have been rescinded or withdrawn within ten (10) days after the occurrence of such event.

         (h) Any loss, theft or substantial damage to, or destruction of, any material portion of the Collateral (unless within 10 days after the occurrence of any such event, Debtors furnish to Secured Party evidence satisfactory to Secured Party that the amount of any such loss, theft, damage to or destruction of the Collateral is fully insured under policies naming Secured Party as an additional named insured or loss payee).

         SECTION 9         Remedies.
                           --------

         (a) Upon the occurrence and continuance of any Event of Default, Secured Party may declare any of the Obligations to be immediately due and payable and shall have, in addition to all other rights and remedies granted to it in this Agreement, the Notes or any other Document, all rights and remedies of a secured party under the UCC and other applicable laws. Without limiting the generality of the foregoing, (i) Secured Party may peaceably and without notice enter any premises of Debtors, take possession of any the Collateral, remove or dispose of all or part of the Collateral on any premises of Debtors or elsewhere, or, in the case of equipment, render it nonfunctional, and otherwise collect, receive, appropriate and realize upon all or any part of the Collateral, and demand, give receipt for, settle, renew, extend, exchange, compromise, adjust, or sue for all or any part of the Collateral, as Secured Party may determine; (ii) Secured Party may require any Debtor to assemble all or any part of the Collateral and make it available to Secured Party at any place and time designated by Secured Party; (iii) Secured Party may secure the appointment of a receiver of the Collateral or any part thereof (to the extent and in the manner provided by applicable law); (iv) Secured Party may sell, resell, lease, use, assign, license, sublicense, transfer or otherwise dispose of any or all of the Collateral in its then condition or following any commercially reasonable preparation or processing (utilizing in connection therewith any of Debtors' assets, without charge or liability to Secured Party therefor) at public or private sale, by one or more contracts, in one or more parcels, at the same or different times, for cash or credit, or for future delivery without assumption of any credit risk, all as Secured Party deems advisable; provided, however, that Debtors shall be credited with the net proceeds of sale only when such proceeds are finally collected by Secured Party. Secured Party shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, which right or equity of redemption Debtors hereby release, to the extent permitted by

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law. Secured Party shall give Debtors such notice of any private or public sales as may be required by the UCC or other applicable law.

         (b) For the purpose of enabling Secured Party to exercise its rights and remedies under this Section 9 or otherwise in connection with this Agreement, each Debtor hereby grants to Secured Party an irrevocable, non-exclusive and assignable license (exercisable without payment or royalty or other compensation to Debtor) to use, license or sublicense any intellectual property Collateral.

         (c) Secured Party shall not have any obligation to clean up or otherwise prepare the Collateral for sale. Secured Party has no obligation to attempt to satisfy the Obligations by collecting them from any other Person liable for them, and Secured Party may release, modify or waive any Collateral provided by any other Person to secure any of the Obligations, all without affecting Secured Party's rights against Debtors. Debtor waives any right it may have to require Secured Party to pursue any third Person for any of the Obligations. Secured Party may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. Secured Party may sell the Collateral without giving any warranties as to the Collateral. Secured Party may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. If Secured Party sells any of the Collateral upon credit, Debtors will be credited only with payments actually made by the purchaser, received by Secured Party and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Debtors shall be credited with the proceeds of the sale.

         (d) To the extent a Debtor uses the proceeds of any of the Obligations to purchase Collateral, such Debtor's repayment of the Obligations shall apply on a "first-in, first-out" basis so that the portion of the Obligations used to purchase a particular item of Collateral shall be paid in the chronological order such Debtor purchased the Collateral.

         (e) The cash proceeds actually received from the sale or other disposition or collection of Collateral, and any other amounts received in respect of the Collateral the application of which is not otherwise provided for herein, shall be applied first, to the payment of the reasonable costs and expenses of Secured Party in exercising or enforcing its rights hereunder and in collecting or attempting to collect any of the Collateral, and to the payment of all other amounts payable to Secured Party pursuant to Section 13 hereof; and second, to the payment of the Obligations. Any surplus thereof which exists after payment and performance in full of the Obligations shall be promptly paid over to Debtors or otherwise disposed of in accordance with the UCC or other applicable law. Debtors shall remain liable to Secured Party for any deficiency which exists after any sale or other disposition or collection of Collateral.

         SECTION 10 Certain Waivers. Each Debtor waives, to the fullest extent permitted by law, (i) any right of redemption with respect to the Collateral in which it purports to grant a security interest, whether before or after sale hereunder, and all rights, if any, of marshalling of the Collateral or other collateral or security for the Obligations; (ii) any right to require Secured Party (A) to proceed against any Person, (B) to exhaust any other collateral or security for any of the Obligations, (C) to pursue any remedy in Secured Party's power, or (D) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices

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of dishonor in connection with any of the Collateral; and (iii) all claims, damages, and demands against Secured Party arising out of the repossession, retention, sale or application of the proceeds of any sale of the Collateral

         SECTION 11 Notices. All notices or other communications hereunder shall be in writing (including by facsimile transmission or by email) and mailed, sent or delivered to the respective parties hereto at or to their respective addresses, facsimile numbers or email addresses set forth below their names on the signature pages hereof, or at or to such other address, facsimile number or email address as shall be designated by any party in a written notice to the other parties hereto. All such notices and other communications shall be deemed to be delivered when a record (within the meaning of the UCC) has been
(i) delivered by hand; (ii) sent by mail upon the earlier of the date of receipt or five business days after deposit in the mail, first class (or air mail as to communications sent to or from the United States); (iii) sent by facsimile transmission; or (iv) sent by email.

         SECTION 12 No Waiver; Cumulative Remedies. No failure on the part of Secured Party to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to Secured Party.

         SECTION 13 Costs and Expenses. Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, provided, however, that the Company shall pay all reasonable attorneys' fees and expenses (exclusive of disbursements and out-of-pocket expenses) incurred by Buyer in connection with the preparation, negotiation, execution and delivery of this Agreement.

         SECTION 14 Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by each of Debtors, Secured Party and their respective successors and assigns and shall bind any Person who becomes bound as a debtor to this Agreement. Debtors may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of Secured Party. Any such purported assignment, transfer, hypothecation or other conveyance by Debtors without the prior express written consent of Secured Party shall be void. Debtors acknowledge and agree that in connection with an assignment of the Obligations Secured Party may assign all or a portion of its rights and obligations hereunder. Upon any assignment of Secured Party's rights hereunder, such assignee shall have, to the extent of such assignment, all rights of Secured Party hereunder. Debtors agree that, upon any such assignment, such assignee may enforce directly, without joinder of Secured Party, the rights of Secured Party set forth in this Agreement. Any such assignee shall be entitled to enforce Secured Party's rights and remedies under this Agreement to the same extent as if it were the original secured party named herein.

         SECTION 15 Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without giving effect to the rules governing the conflicts of laws. Each of the parties consents to the exclusive jurisdiction of the Federal courts whose districts encompass any part of the County of New York located in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party waives its right to a trial by jury. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

         SECTION 16 Entire Agreement; Amendment. This Agreement supersedes all other prior oral or written agreements between each Debtor, Secured Party and their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein. This Agreement shall not be amended except by the written agreement of the parties.

         SECTION 17 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

         SECTION 18 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         SECTION 19 Termination. Upon payment and performance in full of all Obligations, the security interest created under this Agreement shall terminate and Secured Party shall promptly execute and deliver to Debtors such documents and instruments reasonably requested by Debtors as shall be necessary to evidence termination of all security interests given by Debtors to Secured Party hereunder.

         SECTION 20 Conflicts. In the event of any conflict or inconsistency between this Agreement and the Note, the terms of this Agreement shall control.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.


         FREEHAND SYSTEMS INTERNATIONAL, INC.

         By: /s/ Kim Lorz
             --------------------------------
         Name: Kim Lorz
         Title: President and CEO


         FREEHAND SYSTEMS, INC.

         By: /s/ Kim Lorz
             --------------------------------
         Name: Kim Lorz
         Title: President and CEO


         Acknowledged and agreed to:


         VISION OPPORTUNITY MASTER FUND, LTD.

         By:_____________________________________
         Name:
         Title:




                     [SIGNATURE PAGE TO SECURITY AGREEMENT]

                                   SCHEDULE 1
                            to the Security Agreement


FREEHAND SYSTEMS INTERNATIONAL, INC.


1.       Jurisdiction of Organization
         ----------------------------

         ---------------------------


2.       Chief Executive Office and Principal Place of Business
         ------------------------------------------------------

         ---------------------------

         ---------------------------

         ---------------------------


3.       Other locations where Debtor conducts business or Collateral is kept
         --------------------------------------------------------------------


FREEHAND SYSTEMS, INC.


1.       Jurisdiction of Organization
         ----------------------------

         ---------------------------


2.       Chief Executive Office and Principal Place of Business
         ------------------------------------------------------

         ---------------------------

         ---------------------------

         ---------------------------


3.       Other locations where Debtor conducts business or Collateral is kept
         --------------------------------------------------------------------